Exhibit 99.1

AUDITED FINANCIAL INFORMATION

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and
Stockholders of Comercial Targa, S.A. de C.V.

We have audited the accompanying financial statements of Comercial Targa, S.A. de C.V. (the “Company”), which comprise the balance sheets as of December 31, 2018 and 2017, and the related statements of operations, stockholders’ deficit, and cash flows for each of the years in the two-year period ended December 31, 2018, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Comercial Targa, S.A. de C.V. as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2018 in accordance with accounting principles generally accepted in the United States of America.

Substantial Doubt about the Company's Ability to Continue as a Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2, the Company has incurred net losses and negative cash flow from operations since inception. These factors, and the need for additional financing in order for the Company to meet its business plans raises substantial doubt about the Company’s ability to continue as a going concern. Management’s evaluation of the events and conditions and management's plans regarding those matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to that matter.

/s/ Accell Audit & Compliance, P.A.

Tampa, Florida

April 9, 2019

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Comercial Targa, S.A. de C.V.

Balance Sheets

December 31,

Assets	2018	2017
Current Assets
Cash and Cash Equivalents	$6,504	$54,774
Accounts Receivables, Net	420,823	614,376
Inventory, Net	493,557	1,399,217
Related Party Receivables	1,455,298	1,380,852
Revolving Notes Receivable, Related Party	556,410	434,169
Tax Receivables	724,136	525,640
Prepaid and Other Assets	21,833	20,739
Total Current Assets	3,678,561	4,429,767
Fixed Assets, Net	126,491	151,885
TOTAL ASSETS	$3,805,052	$4,581,652

Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
Accounts Payable and Accrued Liabilities	$637,754	$223,565
Related Party Payables	488,081	2,639,662
Total Current Liabilities	1,125,835	2,863,227
Notes Payable, Related Party	-	3,728,739
TOTAL LIBILITIES	1,125,835	6,591,966
Stockholders' Equity
Capital Stock	6,026,906	533,482
Accumulated Deficit	(3,538,762)	(2,675,199)
Other Comprehensive Income	191,073	131,403
TOTAL EQUITY (DEFICIT)	2,679,217	(2,010,314)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$3,805,052	$4,581,652

The accompanying notes are integral part of this financial statements

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Comercial Targa, S.A. de C.V.

Statement of Operations

for the years ended December 31,

	2018	2017
Revenues	$6,188,132	$9,209,904
Cost of Sales	5,751,816	8,346,367
GROSS PROFIT	436,316	863,537

Operating Expenses
Payroll	479,372	437,562
General and Administrative	372,041	421,142
Rent and Lease	122,830	129,886
Professional Fees	112,998	64,587
Advertising and Marketing	48,795	21,095
Bad Debt	44,225	8,373
Shipping and Delivery	42,910	68,937
Depreciation	21,656	21,118
Total Operating Expenses	1,244,827	1,172,700

NET OPERATING LOSS	(808,511)	(309,163)

Other Income (Expense)
Interest Expenses	(105,639)	(377,256)
Other Income	50,587	67,133
Total Other Income (Expenses)	(55,052)	(310,123)
Net Loss	$(863,563)	$(619,286)

The accompanying notes are integral part of this financial statements

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Comercial Targa, S.A. de C.V.

Statement of Stockholders' Equity

for the year ended December 31,

	Common Stock		Accumulated	Other Comprehensive	Stockholders'
	Shares	Amount	Deficit	Income	Equity
Balance, December 31, 2016	6,740,643	$533,482	$(2,055,913)	$(367,888)	$(1,890,319)
Net Loss	-	-	(619,286)		(619,286)
Foreign Currency Translation Adjustments	-	-	-	499,291	499,291
Balance, December 31, 2017	6,740,643	533,482	(2,675,199)	131,403	(2,010,314)

Related Party Payables and Notes Payable Converted to Common Stock	108,762,106	5,493,424	-	-	5,493,424
Net Loss	-	-	(863,563)		(863,563)
Foreign Currency Translation Adjustments	-	-	-	59,670	59,670
Balance, December 31, 2018	115,502,749	$6,026,906	$(3,538,762)	$191,073	$2,679,217

The accompanying notes are integral part of this financial statements

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Comercial Targa, S.A. de C.V.

Statement of Cash Flow

for the year ended December 31,

	2018	2017
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(863,563)	$(619,286)
Adjustments to reconcile net loss to net cash from operations:
Depreciation	21,656	21,118
Change in operating assets and liabilities:
Accounts Receivable, Net	193,553	(31,712)
Inventory, Net	905,660	(72,897)
Related Party Receivables	(74,446)	(71,274)
Tax Receivables	(198,496)	(27,132)
Prepaid and Other Assets	(1,094)	(1,071)
Accounts Payable and Accrued Liabilities	414,189	11,539
Related Party Payables	(386,896)	136,249
Net cash from operating activities	10,563	(654,466)

CASH FLOWS FROM INVESTING ACTIVITIES
Net Activity on Revolving Notes Receivable, Related Party	(122,241)	(22,410)
Purchase of Fixed Assets	(795)	(16,299)
Net cash from investing activities	(123,036)	(38,709)

CASH FLOWS FROM FINANCING ACTIVITIES
Advances on Notes Payable, Related Party	-	192,463
Net cash from financing activities	-	192,463

Effect of Foreign Exchange Translation	64,203	503,539

Net increase for the period	(48,270)	2,827
Cash and Cash Equivalents, beginning of period	54,774	51,947
Cash and Cash Equivalents, end of period	$6,504	$54,774

SUPPLEMENTAL INFORMATION
Cash paid for:
Income Taxes	$-	$-
Interest	$105,639	$377,256

Non-cash investing and financing transactions:
Conversion of Notes Payable, Related Party to Capital Stock	$3,728,739	$-
Conversion of Related Party Payables to Capital Stock	$1,764,685	$-

The accompanying notes are integral part of this financial statements

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Commercial Targa S.A. De C.V

NOTES TO AUDITED FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 1 - ORGANIZATION AND BASIS OF PRESENTATION

Comercial Targa, S. A. de C. V. (the “Company”) is a 99.99% owned subsidiary of Nery’s USA, Inc. (the “Parent”). The Company is engaged in the manufacturing, sale, distribution and importation of food products and derivates. The Company provides logistic services and distribution in Mexico, specializing in the food industry and customer products. The Company operates on a national distribution platform with locations in Mexico City, Guadalajara, Monterrey, Tijuana and Hermosillo, with a warehouse in San Diego, California (United States) for import operations. Through this network and the Parent’s satellite center, the Company manages frozen, refrigerated and dry goods and offers delivery points throughout Mexico. All of its sales are made in Mexico.

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (“GAAP”) on the accrual basis of accounting.

The Company enters into transactions in both Mexican pesos and U.S. dollars, but maintains its books in Mexican pesos for statutory reporting. Financial reporting is done in U.S. dollars. Foreign currency assets and liabilities are remeasured into U.S. dollars at exchange rates as of the end of the reporting period, except for fixed assets and capital accounts equity which are remeasured at historical exchange rates. Revenues and expenses are generally translated at average exchange rates in effect during the reporting period, except for those expenses related to balance sheet amounts that are remeasured at historical exchange rates. The accompanying financial statements have been remeasured from Mexican pesos into U.S. dollars by applying the procedures specified in FASB Accounting Standards Codification (“ASC”) 830, Foreign Currency Matters.

NOTE 2 – GOING CONCERN

These financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. As of December 31, 2018, the Company has an accumulated deficit of $3,538,762. The Company’s ability to continue as a going concern is contingent upon the successful completion of additional financing arrangements and its ability to achieve and maintain profitable operations. While the Company is expanding its best efforts to achieve the above plans, there is no assurance that any such activity will generate funds that will be available for operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern for a period of one year from the issuance of these financial statements. These financial statements do not include any adjustments that might arise from this uncertainty.

NOTE 3 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with a maturity date of three months or less, when purchased, to be cash equivalents.

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Commercial Targa S.A. De C.V

NOTES TO AUDITED FINANCIAL STATEMENTS

December 31, 2018 and 2017

Concentrations of Credit Risk

Financial instruments, which potentially subject the Company to significant concentrations of credit risk,

consist principally of cash and cash equivalents, accounts receivable, related party receivables and revolving notes receivable.

Cash and cash equivalents are deposited in various financial institutions. At times, amounts on deposit may be in excess of the government insurance limits.

Accounts Receivable

Accounts receivable are reported at the customers’ outstanding balances less any allowance for doubtful accounts. Interest is not accrued on overdue accounts receivable. The allowance for doubtful accounts at December 31, 2018 and 2017 was approximately, $43,000, and $8,000, respectively.

Inventory and Cost of Sales

Inventories are stated at the lower of cost or realizable value, using the average cost method. When an impairment indicator suggests that the carrying amounts of inventories might not be recoverable, the Company reviews such carrying amounts and estimates the net realizable value based on the most reliable evidence available at that time. An impairment loss is recorded if the net realizable value is less than the carrying value. Impairment indicators considered for these purposes are, among others, obsolescence, decrease in market prices, damage and a firm commitment to sell.

Property and Equipment

Property and equipment are stated at cost. Major renewals and improvements are charged to the asset accounts while replacements, maintenance and repairs that do not improve or extend the lives of the respective assets are expensed. At the time property and equipment are retired or otherwise disposed of, the asset and related accumulated depreciation accounts are relieved of the applicable amounts. Gains or losses from retirements or sales are credited or charged to income.

Long-Lived Assets

The Company accounts for its long-lived assets in accordance with ASC Topic 360, Property, Plant and Equipment. ASC 360 requires that long-lived assets be reviewed for impairment at least annually, or whenever events or changes in circumstances indicate that the historical cost carrying value of an asset may no longer be appropriate. The Company assesses recoverability of the carrying value of an asset by estimating the future net cash flows expected to result from the asset, including eventual disposition. If the future net cash flows are less than the carrying value of the asset, an impairment loss is recorded equal to the difference between the asset’s carrying value and fair value or disposable value. The Company determined that none of its long-term assets at December 31, 2018 or 2017 were impaired.

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Commercial Targa S.A. De C.V

NOTES TO AUDITED FINANCIAL STATEMENTS

December 31, 2018 and 2017

Foreign Currency Translation

The Company's primary functional currency is the Mexican peso, but it’s reporting currency is the U.S. dollar. The balance sheet accounts are translated at exchange rates in effect at the end of the period and income statement accounts are translated at average exchange rates for the period. Translation gains and losses are included as a separate component of stockholders’ deficit.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

Pursuant to ASC 820, Fair Value Measurements and Disclosures, the Company is required to estimate the fair value of all financial instruments included on its balance sheets. The Company’s financial instruments consist of accounts receivable, related party receivables, revolving notes receivable, accounts payable and accrued liabilities, related party payables and notes payable. The Company considers the carrying value of such amounts in the financial statements to approximate their fair value due to the short-term nature of the respective instrument.

Revenue Recognition

Revenues and related costs are recognized when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery under the terms of the arrangement has occurred, (iii) the price to the customer is fixed or determinable, and (iv) collection of the receivable is reasonably assured. These criteria are typically met at the time of product shipment but, in certain circumstances, may not be met until receipt or acceptance by the customer. Accordingly, at the date revenue is recognized, the significant obligations or uncertainties concerning the sale have been resolved.

Comprehensive Income

Other comprehensive income or loss includes the net effect on the financial statement as a result of translation from Mexican peso to U.S. dollar.

NOTE 4 – TAX RECEIVABLES

Tax receivables are credits from the Mexican taxing authority. The Company has accumulated IVA tax payments that exceeded its IVA tax liabilities over the past several years. The Company has begun to apply for refunds of these accumulated overpayments and expect to obtain these refunds during 2019.

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Commercial Targa S.A. De C.V

NOTES TO AUDITED FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 5 – INVENTORY

Inventory consisted of the following as of December 31:

	2018	2017
Raw Materials	$363,738	$1,155,458
Finish Products	137,453	263,039
Total Inventory	501,191	1,418,497
Allowance	(7,634)	(19,280)
Net	$493,557	$1,399,217

NOTE 6 – FIXED ASSETS

Fixed assets consisted of the following as of:

	Estimated Useful Life (in Years)	2018	2017
Computer Equipment	3.3	$3,879	$3,737
Furniture and Office Equipment	10	10,022	8,209
Machinery and Equipment	10	158,453	338,627
Transportation Equipment	4	14,371	18,419
Leasehold improvements	20	-	2,462
Total Cost		186,725	371,454
Accumulated Depreciation		(60,234)	(219,569)
Net		$126,491	$151,885

Depreciation expense for the years ended December 31, 2018 and 2017 was $21,656 and $21,118, respectively.

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Commercial Targa S.A. De C.V

NOTES TO AUDITED FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 7 – EQUITY

At December 31, 2018 and 2017, capital stock was comprised of 3,809,959 shares of no par value Series A stock issued and outstanding for both years and 111,692,790 (2018) and 2,930,684 (2017) shares of no par value Series B stock issued and outstanding.

On June 6, 2018, Comercializadora Nerys de Mexico, S. A. de C. V. (“Com Nerys”), a related party, and the Parent signed an assignment agreement, where Com Nerys assigned in favor of the Parent, the account receivable it had in its favor from the Company in the amount of 108,762,105 Mexican pesos ($5,493,424 U.S. dollars), which the Parent converted into 108,762,105 shares of Series B stock

NOTE 8 – RELATED PARTY

The Company has various related party receivables and payables derived from normal operating activities. These balances are non-interest bearing and are periodically settled as cash flow permits.

In addition, at December 31, 2018 and 2017, the Company had revolving loans receivable from related parties of $1,455,298 and $1,380,852.

At December 31, 2017, the Company also has notes payable with related parties of $3,728,739. These notes payable with related parties bore interest at rates ranging from 5% to 9%. As described in Note 7, all of these notes were converted into common stock during 2018.

Transactions with related parties, carried out in the ordinary course of business, were as follows:

	2018	2017

Sales	$579,005	$864,527
Storage income	$-	$-
Interest income	$8,270	$3,226

Purchases	$2,872,911	$7,203,479
Interest expenses	$120,153	$380,482
Storage fee	$6,199	$28,780
Other expenses	$43,995	$24,534

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Commercial Targa S.A. De C.V

NOTES TO AUDITED FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 9 – CONTINGENCIES

The Company is not currently subject to any legal action other than those that arise in the normal course of business.

NOTE 10 – INCOME TAX

Income tax (“ISR”) is recorded in the results of the year in which it is incurred. Deferred tax assets and liabilities are calculated by applying the corresponding tax rate to temporary differences resulting from comparing the accounting and tax bases of assets and liabilities and including, if any, future benefits from tax loss carryforwards and certain tax credits. Deferred tax assets are recorded only when there is a high probability of recovery.

The Company is currently subject to ISR at the rate of 30% of net taxable income per year.

a.	The main items that give rise to a deferred ISR asset are:

	2018	2017
Deferred ISR Asset
Effect of tax loss carryforward	$155,260	$187,739
Machinery, furniture and equipment	-	11,405
Accrued expenses	24,942	8,245
Other	-	5,421
Total Deferred ISR Asset	180,202	212,810
Valuation allowance	(180,202)	(212,810)
	-	-

b. Carryforwards – As of December 31, 2018, The Entity has net tax loss carryforwards, which are available to offset future taxable income, subject to certain conditions. Expiration dates and restated amounts as of December 31, 2018, are as follows:

Year Expiration	Tax loss carry forward
2024	6,015,052
2027	6,281,856

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Commercial Targa S.A. De C.V

NOTES TO AUDITED FINANCIAL STATEMENTS

December 31, 2018 and 2017

NOTE 11 – PURCHASE AGREEMENT

On July 30, 2018, the Parent entered in to a purchase agreement with TEO Foods, Inc. on which the Parent Company agreed to sell all shares owned in the Company to TEO Foods, Inc. The sale was completed on January 31, 2019. The purchase price consisted of $160,000 in cash, $220,000 and $552,000 secured convertible promissory notes and 11,250,000 common shares of TEO Foods, Inc. In addition, an earn-out provision was added which, if certain conditions are met, would require an additional secured promissory note of $310,000 and the issuance of an additional 3,750,000 common shares.

NOTE 12 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events for recognition and disclosure through April 9, 2019 which is the date the financial statements were available to be issued. No other matters were identified affecting the accompanying financial statements and related disclosures.

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